UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

NeoVolta, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12195 Dearborn Place

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2026, NeoVolta, Inc. (the “Company”), entered into a Sales Agreement (the "Sales Agreement") with Needham & Company, LLC ("Needham"). Pursuant to the terms of the Sales Agreement, the Company may sell from time to time through Needham, as sales agent, shares of the Company's common stock, par value $0.001 per share ("Shares") having an aggregate offering price of up to $30,000,000. The Company intends to use the net proceeds from the sale of the Shares for working capital and for general corporate purposes.

Any sale of Shares pursuant to the Sales Agreement will be made under the Company's effective "shelf" registration statement on Form S-3 (File No. 333-280400), which was declared effective by the Securities and Exchange Commission (the "SEC") on June 28, 2024, which includes the base prospectus, and under the related prospectus supplement (the "Prospectus Supplement") dated March 27, 2026, filed with the SEC. The Shares that may be offered, issued, and sold under the Prospectus Supplement are included in the $75,000,000 of securities that may be offered, issued, and sold by the Company under the base prospectus.

Under the Sales Agreement, the Company may offer and sell Shares through Needham acting as sales agent. Sales can be made by any method permitted by law and deemed to be an "at the market offering" as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the "Securities Act"), including sales made directly on or through the Nasdaq Capital Market, on any other existing trading market for the Company's common stock, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or any other method permitted by law.

Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, Needham is required to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Shares from time to time based upon the Company's instructions, including with regard to the number of shares to be issued, the dates on which such sales may be made, any limitation on the number of shares to be sold in any one day and any minimum price below which sales may not be made. Any sales by Needham on a principal basis will be pursuant to a separate written agreement setting forth the terms of such sale.

The Company or Needham may, upon notice to the other party in writing or by telephone, suspend any sale of Shares under the Sales Agreement. The Company will ensure that no sale of Shares will take place during any period in which the Company is in possession of material non-public information. The Company is not obligated to make any sales under the Sales Agreement, and any sales will depend on market conditions and the Company's capital needs.

Needham will be paid a commission equal to 3.0% of the aggregate gross proceeds from each sale of Shares sold pursuant to the Sales Agreement. In addition, the Company has agreed to reimburse Needham for certain expenses in an amount not to exceed $100,000 in connection with the establishment of the ATM offering and $10,000 for each periodic update. The Company has also agreed to indemnify Needham against certain liabilities, including liabilities under the Securities Act.

The offering will terminate upon the sale of Shares in an aggregate amount specified in the Sales Agreement or sooner if terminated by either party. Either party may terminate the Sales Agreement by giving five days' prior written notice to the other party, and Needham may also terminate the Sales Agreement immediately upon the occurrence of certain adverse events.

The representations, warranties and covenants contained in the Sales Agreement were made solely for the benefit of the parties to the Sales Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Sales Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Sales Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic report and other filings with the SEC.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the opinion of ArentFox Schiff LLP relating to the legality of the Shares issuable under the Sales Agreement and Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K and is also incorporated by reference into the Registration Statement.

The above disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2026, the Board of Directors (the “Board”) of the Company appointed Steve Bond, age 52, as Executive Vice President of the Company, effective immediately. Mr. Bond has served as the Company’s Chief Financial Officer since February 4, 2025, pursuant to that certain Employment Agreement, dated as of February 4, 2025, by and between the Company and Mr. Bond (the “Bond Employment Agreement”). In connection with Mr. Bond’s appointment as Executive Vice President, the Board determined that Mr. Bond’s service as Chief Financial Officer of the Company will terminate effective as of May 18, 2026.

There are no arrangements or understandings between Mr. Bond and any other persons pursuant to which he was appointed as Executive Vice President. There are no family relationships between Mr. Bond and any director or executive officer of the Company, and Mr. Bond has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with the foregoing changes to Mr. Bond’s title and role, on March 26, 2026, the Board approved a First Amendment to the Bond Employment Agreement (the “Amendment”). The Amendment reflects the transition of Mr. Bond’s role from Chief Financial Officer to Executive Vice President. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
1.1†	Sales Agreement, dated March 27, 2026, by and between NeoVolta, Inc. and Needham & Company, LLC.
5.1	Opinion of ArentFox Schiff LLP.
10.1	First Amendment to Employment Agreement dated March 26, 2026 between NeoVolta, Inc. and Steve Bond
23.1	Consent of ArentFox Schiff LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoVolta, Inc.

By:	/s/ Steve Bond
Steve Bond
Chief Financial Officer

Dated: March 27, 2026

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